UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 23, 2012, Semtech Corporation (“Semtech”) and its indirect wholly-owned subsidiary Semtech Canada Inc. (“Semtech Canada”) entered into an arrangement agreement (the “Agreement”) with Gennum Corporation (“Gennum”), a corporation incorporated under the Business Corporations Act (Ontario) (the “OBCA”)  pursuant to which Semtech Canada will acquire all of the issued and outstanding common shares of Gennum (the “Arrangement”) and Gennum will become an indirect wholly-owned subsidiary of Semtech. The Arrangement will be effected by way of a court-approved plan of arrangement under Section 182 of the OBCA on the terms and subject to the conditions set out in the plan of arrangement substantially in the form attached to the Agreement.

Under the terms of the Agreement, holders of Gennum common shares (the “Shareholders”) will receive CDN$13.55 in cash (the “Consideration”) for each share held.  In addition, holders of options outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) will receive a cash payment equal to the amount by which the Consideration exceeds the exercise price per share of such option for each option held, and holders of deferred share units outstanding immediately prior to the Effective Time will receive a cash payment in an amount equal to the Consideration for each unit held. Semtech expects to finance the aggregate Consideration of approximately CDN$500 million (approximately US$494 million based on the exchange rate on January 20, 2012 of CDN$0.9868 to US$1.00) through a combination of cash on hand and new bank financing, and has received a financing commitment of up to US$400 million from Jefferies Finance LLC.

Completion of the Arrangement and the transactions contemplated by the Agreement is subject to, among other things, the approval of at least 66 2/3% of votes cast by the Shareholders present in person or represented by proxy at a special meeting of Shareholders to be held to consider the Arrangement (the “Meeting”).  The Meeting is expected to be held in mid-March 2012, with the closing of the proposed transaction to occur as soon as practicable thereafter.  The Arrangement is not subject to any regulatory approvals, other than the Ontario Superior Court of Justice approval required under the OBCA.

The Agreement contains customary representations, warranties and covenants including, among other things, a non-solicitation covenant that restricts Gennum’s ability to solicit alternative acquisition proposals from third parties.  In addition, in the Agreement the Board of Directors of Gennum represents and warrants that it has determined that the Consideration to be received by the Shareholders is fair and that the Arrangement is in the best interests of Gennum, and has resolved (subject to its ability to change its recommendation in limited circumstances) to recommend that Shareholders vote in favor of the Arrangement at the Meeting.

The Agreement also provides for customary termination provisions.  Gennum has agreed to pay Semtech a termination fee of CDN$19.35 million in certain circumstances, including if (i) the Agreement is terminated by Semtech because the Board of Directors of Gennum changes its recommendation in favor of the Arrangement prior to the Meeting; (ii) the Agreement is terminated by Gennum because the Board of Directors of Gennum, in accordance with the procedures set forth in the Agreement, authorizes Gennum to enter into an agreement with respect to a “Superior Proposal” (as defined in the Agreement); or (iii) a bona fide “Acquisition Proposal” (as defined in the Agreement) is publicly announced prior to the Meeting by a party other than Semtech or its affiliates, the Agreement is terminated and, within 12 months following the termination of the Agreement, Gennum consummates an Acquisition Proposal or enters into a definitive agreement with respect to an Acquisition Proposal which is subsequently consummated.

The foregoing is a summary description of the Agreement and the Arrangement only, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

Item 7.01	Regulation FD Disclosure.

On January 23, 2012, Semtech issued a press release announcing the proposed acquisition of Gennum.  A copy of the press release is furnished and attached hereto as Exhibit 99.1.

Forward-Looking and Cautionary Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and Semtech’s plans, objectives and expectations, including but not limited to Semtech’s plans, objectives and expectations with respect to Gennum and its business, and statements regarding the timing of the meeting of Gennum’s Shareholders and the closing of the proposed transaction, and the expected method of financing the proposed transaction. These forward-looking statements are identified by the use of such terms and phrases as “intends,” “goal,” “estimate,” “expect,” “project,” “plans,” “anticipates,” “should,” “will,” “designed to,” “believe,” and other similar expressions which generally identify forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Important factors that could cause actual results to differ materially include, but are not limited to: the actual closing of the proposed transaction; the satisfaction or non-satisfaction as applicable of one or more conditions to the closing of the proposed transaction; and delay of, or inability to receive approval from Gennum’s Shareholders, or approval of the Ontario Superior Court of Justice.

With respect to the forward-looking statements and information concerning the anticipated completion of the proposed transaction and the anticipated timing for completion of the proposed transaction, Semtech has provided such statements and information in reliance on certain assumptions that it believes are reasonable at this time, including assumptions as to the time required to prepare and mail securityholder meeting materials to Gennum’s Shareholders, the ability of the parties to receive, in a timely manner, approval of the Ontario Superior Court of Justice and the Gennum Shareholders in accordance with the terms of the Agreement, and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the proposed transaction. In light of the significant uncertainties inherent in the forward-looking information included herein, any such forward-looking information should not be regarded as representations by Semtech that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Investors are cautioned not to place undue reliance on any forward-looking information contained herein. Semtech assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated January 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMTECH CORPORATION

Date: January 24, 2012	By:	/s/ Emeka Chukwu
		Name:	Emeka Chukwu
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 23, 2012